SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025

Charter Communications, Inc.
CCO Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices, including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 16, 2025, Charter Communications, Inc., a Delaware corporation (together with its subsidiaries, “Charter”), and Cox Enterprises, Inc., a Delaware corporation (“Cox Parent”), announced that they entered into a definitive agreement to combine Cox Parent’s Cox Communications business with Charter. Pursuant to the definitive agreement, Charter will acquire Cox Parent’s residential cable business, commercial fiber business and managed IT and cloud services business. A copy of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and is not deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Charter or CCO Holdings, LLC under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1	Joint Press Release, dated May 16, 2025.
99.2	Joint Investor Presentation, dated May 16, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Note Regarding Forward Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, regarding, among other things, the proposed transaction between Charter and Cox Parent. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation: (i) the effect of the announcement of the proposed transaction on the ability of Charter and Cox Parent to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (ii) the timing of the proposed transaction; (iii) the ability to satisfy closing conditions to the completion of the proposed transaction (including stockholder and regulatory approvals); (iv) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (v) the ultimate outcome and results of integrating operations and application of Charter’s operating strategies to the acquired assets and the ultimate ability to realize synergies at the levels currently expected as well as potential dis-synergies; (vi) the impact of the proposed transaction on our stock price and future operating results, including due to transaction and integration costs, increased interest expense, business disruption, and diversion of management time and attention; (vii) the reduction in our current stockholders’ percentage ownership and voting interest as a result of the proposed transaction; (viii) the increase in our indebtedness as a result of the proposed transaction, which will increase interest expenses and may decrease our operating flexibility; (ix) litigation relating to the proposed transaction; (x) other risks related to the completion of the proposed transaction and actions related thereto; and (xi) the factors described under “Risk Factors” from time to time in Charter’s filings with the SEC.  Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” “grow,” “focused on” and “potential,” among others.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Charter assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information

Charter intends to file a proxy statement with the SEC in connection with the proposed transaction. Investors and security holders of Charter and Cox Parent are urged to read the proxy statement and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. The definitive proxy statement (if and when available) will be mailed to stockholders of Charter.  Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Charter at 400 Washington Blvd., Stamford, CT 06902, Attention: Investor Relations, (203) 905-7801.

Participants in Solicitation

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Charter and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of such potential participants will be included in one or more proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website http://www.sec.gov.

Charter anticipates that the following individuals will be participants (the “Charter Participants”) in the solicitation of proxies from holders of Charter common stock in connection with the proposed transaction: Eric L. Zinterhofer, Non-Executive Chairman of the Charter Board, W. Lance Conn, Kim C. Goodman, John D. Markley, Jr., David C. Merritt, Steven A. Miron, Balan Nair, Michael A. Newhouse, Martin E. Patterson, Mauricio Ramos, Carolyn J. Slaski and J. David Wargo, all of whom are members of the Charter Board, Christopher L. Winfrey, President, Chief Executive Officer and Director, Jessica M. Fischer, Chief Financial Officer, and Kevin D. Howard, Executive Vice President, Chief Accounting Officer and Controller.  Information about the Charter Participants, including a description of their direct or indirect interests, by security holdings or otherwise, and Charter’s transactions with related persons is set forth in the sections entitled “Proposal No. 1: Election of Directors”, “Compensation Committee Interlocks and Insider Participation”, “Compensation Discussion and Analysis”, “Certain Beneficial Owners of Charter Class A Common Stock”, “Certain Relationships and Related Transactions”, “Proposal No. 2: Approve the Charter Communications, Inc. 2025 Employee Stock Purchase Plan”, “Pay Versus Performance” and “CEO Pay Ratio” contained in Charter’s definitive proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 13, 2025 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001091667/000114036125008627/ny20042259x1_def14a.htm) and other documents subsequently filed by Charter with the SEC. To the extent holdings of Charter stock by the directors and executive officers of Charter have changed from the amounts of Charter stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc. and CCO Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

	By:	/s/ Jessica M. Fischer
Jessica M. Fischer
Date: May 16, 2025		Chief Financial Officer

CCO HOLDINGS, LLC
Registrant

	By:	/s/ Jessica M. Fischer
Jessica M. Fischer
Date: May 16, 2025		Chief Financial Officer